UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 2, 2004
                                  ------------

                          Advanced Nutraceuticals, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-26362                                   76-0642336
    ----------------------               -----------------------------------
   (Commission File Number)             (I.R.S. Employer Identification No.)


             106 South University Blvd. #14, Denver, Colorado 80209
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


      (Registrant's telephone number, including area code) - (303) 722-4008
       --------------------------------------------------------------------



________________________________________________________________________________


                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events and Regulation FD Disclosure

A Corporate Update regarding the Company is being distributed, on or about June 2, 2004, to all interested persons. A copy of the Corporate Update is attached hereto as Exhibit 99.1.

 Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    99.1     Corporate Update.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCED NUTRACEUTICALS, INC.


Dated: June 2, 2004                         By:   /s/  Jeffrey G. McGonegal
                                              -----------------------------
                                            Jeffrey G. McGonegal
                                            Senior Vice President of Finance


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